CONSOLIDATED STAINLESS, INC.                                        Exhibit 99.3

Case No.: 97-02593JJF                                            ACCRUAL BASIS-1


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                     for the month ending February 28, 1998


================================================================================

                                              Document  Previously Explanation
     Required Attachments:                    Attached  Submitted   Attached

     1.  Tax Receipts                           (X)        ( )        ( )

     2.  Bank Statements                        (X)        ( )        ( )

     3.  Most recently filed                    ( )        (X)        ( )
         Income Tax Return

     4.  Most recent Annual Financial           ( )        (X)        ( )
         Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Ronald J. Adams                       President/Chief Operating Officer
------------------------------------   -----------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                         TITLE


Ronald J. Adams                                    March 13, 1998
------------------------------------   -----------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                       DATE

PREPARER:


/s/ Daniel A. Rashy                                Controller
------------------------------------   -----------------------------------------
SIGNATURE OF PREPARER                                  TITLE


Daniel A. Rashy                                   March 13, 1998
------------------------------------   -----------------------------------------
PRINTED NAME OF PREPARER                               DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

CONSOLIDATED STAINLESS, INC.                                     ACCRUAL BASIS-2
                                COMPARATIVE BALANCE SHEET

Case No.: 97-02593JJF                                                            1ST       QUARTER
                                                                           ---------------
----------------------------------------------------------------------------------------------------------
ASSETS                                                            MONTH          MONTH           MONTH
                                                              --------------------------------------------
                                                 SCHEDULE                       JAN 1998        FEB 1998
----------------------------------------------------------------------------------------------------------
1.    CASH                                                                        201,223          67,085
----------------------------------------------------------------------------------------------------------
2.    ACCOUNTS RECEIVABLE (NET)                                                 4,996,602       5,191,159
----------------------------------------------------------------------------------------------------------
3.    INVENTORY                                                                16,446,051      15,345,620
----------------------------------------------------------------------------------------------------------
4.    NOTES RECEIVABLE                                                            256,630         258,739
----------------------------------------------------------------------------------------------------------
5.    PREPAID EXPENSES*                                                           205,387         267,134
----------------------------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                          2(a)                           568,397         539,792
----------------------------------------------------------------------------------------------------------
7.    TOTAL CURRENT ASSETS                                                     22,674,290      21,669,529
----------------------------------------------------------------------------------------------------------
8.    PROPERTY, PLANT & EQUIPMENT                                              20,197,174      20,186,965
----------------------------------------------------------------------------------------------------------
9.    LESS:  ACCUMULATED
      DEPRECIATION / DEPLETION                                                  5,188,159       5,312,252
----------------------------------------------------------------------------------------------------------
10.   NET PROPERTY, PLANT & EQUIPMENT                                          15,009,015      14,874,713
----------------------------------------------------------------------------------------------------------
11.   DUE FROM AFFILIATES & INSIDERS                                               48,547          48,705
----------------------------------------------------------------------------------------------------------
12.   INTANGIBLES (ATTACH LIST)                                                         -               -
----------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                          2(b)                           240,531         264,733
----------------------------------------------------------------------------------------------------------
14.   TOTAL ASSETS                                                             37,972,383      36,857,680
----------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------
15.   ACCOUNTS PAYABLE                                                             76,388         182,287
----------------------------------------------------------------------------------------------------------
16.   TAXES PAYABLE                                                                56,028          83,207
----------------------------------------------------------------------------------------------------------
17.   NOTES PAYABLE                                                                     -               -
----------------------------------------------------------------------------------------------------------
18.   PROFESSIONAL FEES                                                           274,194         326,736
----------------------------------------------------------------------------------------------------------
19.   SECURED DEBT                                                              2,253,181       3,713,045
----------------------------------------------------------------------------------------------------------
20.   DUE TO AFFILIATES & INSIDERS                                                      -               -
----------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                          2(c)                           537,782         610,118
----------------------------------------------------------------------------------------------------------
22.   TOTAL POSTPETITION LIABILITIES                                            3,197,573       4,915,393
----------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------
23.   SECURED DEBT                                                             22,172,905      20,201,627
----------------------------------------------------------------------------------------------------------
24.   PRIORITY DEBT                                                               674,158         673,134
----------------------------------------------------------------------------------------------------------
25.   UNSECURED DEBT                                                           10,384,663      10,291,292
----------------------------------------------------------------------------------------------------------
26.   OTHER (ATTACH LIST)                          2(d)                           565,537         551,067
----------------------------------------------------------------------------------------------------------
27.   TOTAL PREPETITION LIABILITIES                                            33,797,263      31,717,120
----------------------------------------------------------------------------------------------------------
28.   TOTAL LIABILITIES                                                        36,994,836      36,632,513
----------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------
29.   OWNERS' PREPETITION EQUITY                                                2,153,841       2,153,841
----------------------------------------------------------------------------------------------------------
30.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                                                         (1,176,294)     (1,928,674)
----------------------------------------------------------------------------------------------------------
31.   TOTAL EQUITY (DEFICIT)                                                      977,547         225,167
----------------------------------------------------------------------------------------------------------
32.   TOTAL LIABILITIES & OWNERS' EQUITY                                       37,972,383      36,857,680
----------------------------------------------------------------------------------------------------------

* Of this amount $122,288 and $215,966 represents prepaid inventory for January and February 1998, respectively.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-2(a)
                                 OTHER CURRENT ASSETS

Case No.: 97-02593JJF                                              1ST      QUARTER
                                                               -------------
-----------------------------------------------------------------------------------------
                                                     MONTH        MONTH        MONTH
                                                  ---------------------------------------
                                                                 JAN 1998     FEB 1998
-----------------------------------------------------------------------------------------
OTHER RECEIVABLES                                                   122,855      125,917
-----------------------------------------------------------------------------------------
DEFERRED FINANCING COSTS (NET)                                       47,500       15,833
-----------------------------------------------------------------------------------------
DEFERRED INCOME TAXES                                               398,042      398,042
-----------------------------------------------------------------------------------------
   TOTAL OTHER CURRENT ASSETS                                       568,397      539,792
-----------------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-2(b)
                                       OTHER ASSETS

Case No.: 97-02593JJF                                               1ST       QUARTER
                                                               -------------
-----------------------------------------------------------------------------------------
                                                     MONTH          MONTH        MONTH
                                                  ---------------------------------------
                                                                   JAN 1998     FEB 1998
-----------------------------------------------------------------------------------------
SECURITY & MISCELLANEOUS DEPOSITS                                    63,793       63,793
-----------------------------------------------------------------------------------------
RETAINER - SAUL, EWING, REMICK, & SAUL, LLP                          91,738       91,738
-----------------------------------------------------------------------------------------
RETAINER - GREENBERG, TRAURIG, HOFFMAN
LIPOFF, ROSEN & QUENTEL, PA                                          50,000       49,202
-----------------------------------------------------------------------------------------
RETAINER - BDO SEIDMAN, LLP                                          25,000       25,000
-----------------------------------------------------------------------------------------
RETAINER - GLICKSTEIN, LAVAL, CARRIS,
LEVITT, LOOMIS & DANTUMA, PA                                         10,000       10,000
-----------------------------------------------------------------------------------------
RETAINER - SLUSSER ASSOCIATES                                             -       12,500
-----------------------------------------------------------------------------------------
RETAINER - GENESIS MERCHANT GROUP
SECURITIES, LLC                                                           -       12,500
-----------------------------------------------------------------------------------------
   TOTAL OTHER ASSETS                                               240,531      264,733
-----------------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-2(c)
                              OTHER POSTPETITION LIABILITIES

Case No.: 97-02593JJF                                               1ST      QUARTER
                                                               -------------
-----------------------------------------------------------------------------------------
                                                     MONTH          MONTH        MONTH
                                                  ---------------------------------------
                                                                   JAN 1998     FEB 1998
-----------------------------------------------------------------------------------------
BOOK OVERDRAFT                                                      129,626      113,637
-----------------------------------------------------------------------------------------
ACCRUED PAYROLL AND RELATED TAXES                                   108,050      100,071
-----------------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE                                            220,834      377,567 *
-----------------------------------------------------------------------------------------
ACCRUED EXPENSES - OTHER                                             48,929       18,843
-----------------------------------------------------------------------------------------
ACCRUED PROPERTY TAXES                                               28,891            -
-----------------------------------------------------------------------------------------
ACCRUED OTHER TAXES PAYABLE                                           1,452            -
-----------------------------------------------------------------------------------------
   TOTAL OTHER POSTPETITION LIABILITIES                             537,782      610,118
-----------------------------------------------------------------------------------------

   *Interest has been accrued for accounting purposes only.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-2(d)
                              OTHER PREPETITION LIABILITIES

Case No.: 97-02593JJF                                                1ST      QUARTER
                                                                -------------
-----------------------------------------------------------------------------------------
                                                     MONTH          MONTH        MONTH
                                                  ---------------------------------------
                                                                   JAN 1998     FEB 1998
-----------------------------------------------------------------------------------------
PROPERTY TAX ACCRUAL                                                 32,125       17,655
-----------------------------------------------------------------------------------------
OTHER TAXES PAYABLE                                                  14,561       14,561
-----------------------------------------------------------------------------------------
ACCRUED EXPENSES - OTHER                                             40,967       40,967
-----------------------------------------------------------------------------------------
DEFERRED CREDIT                                                      35,730       35,730
-----------------------------------------------------------------------------------------
RESERVE FOR LITIGATION                                               30,500       30,500
-----------------------------------------------------------------------------------------
MISCELLANEOUS PAYABLES                                               13,612       13,612
-----------------------------------------------------------------------------------------
DEFERRED INCOME TAXES                                               398,042      398,042
-----------------------------------------------------------------------------------------
   TOTAL OTHER PREPETITION LIABILITIES                              565,537      551,067
-----------------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.                                     ACCRUAL BASIS-3

Case No.: 97-02593JJF                                                        1ST        QUARTER
                                                                       ---------------
----------------------------------------------------------------------------------------------------
REVENUES                                                   MONTH            MONTH           MONTH
                                                       ---------------------------------------------
                                           COMMENTS                        JAN 1998       FEB 1998
----------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                                       2,349,738      2,115,509
----------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                                             (119,942)       (77,441)
----------------------------------------------------------------------------------------------------
3.    NET REVENUE                                                          2,229,796      2,038,068
----------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------
4.    BEGINNING INVENTORY                                                 17,434,164     16,446,051
----------------------------------------------------------------------------------------------------
5.    ADD: PURCHASES & CAPITALIZED OVERHEAD                                1,053,632        940,046
----------------------------------------------------------------------------------------------------
6.    LESS: ENDING INVENTORY                                              16,446,051     15,345,620
----------------------------------------------------------------------------------------------------
7.          COST OF GOODS SOLD                                             2,041,745      2,040,477
----------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                                           188,051         (2,409)
----------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION                                          80,968         81,423
----------------------------------------------------------------------------------------------------
10.   DIRECT LABOR / SALARIES                                                333,841        276,561
----------------------------------------------------------------------------------------------------
11.   PAYROLL TAXES                                                           40,939         32,848
----------------------------------------------------------------------------------------------------
12.   RENT & LEASE EXPENSE                     [1]                            26,487         24,479
----------------------------------------------------------------------------------------------------
13.   INSURANCE                                                               55,117         45,359
----------------------------------------------------------------------------------------------------
14.   DEPRECIATION / DEPLETION / AMORTIZATION                                156,772        155,760
----------------------------------------------------------------------------------------------------
15.   GENERAL & ADMINISTRATIVE                                                66,949         51,565
----------------------------------------------------------------------------------------------------
16.   LESS: CAPITALIZED OVERHEAD                                            (219,045)      (226,286)
----------------------------------------------------------------------------------------------------
17.   TOTAL OPERATING EXPENSES                                               542,028        441,709
----------------------------------------------------------------------------------------------------
18.   OPERATING INCOME (LOSS)                                               (353,977)      (444,118)
----------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------
19.   INTEREST INCOME                                                         (2,804)        (2,578)
----------------------------------------------------------------------------------------------------
20.   OTHER EXPENSES (ATTACH LIST)                                                 -              -
----------------------------------------------------------------------------------------------------
21.   INTEREST EXPENSE                                                       238,286        246,723
----------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                      [2]                                 -        (84,594)
----------------------------------------------------------------------------------------------------
23.   NET OTHER INCOME & EXPENSES                                            235,482        159,551
----------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------
24.   PROFESSIONAL FEES                                                      266,254        139,084
----------------------------------------------------------------------------------------------------
25.   U.S. TRUSTEE FEES                                                        3,333          3,333
----------------------------------------------------------------------------------------------------
26.   OTHER (ATTACH LIST)                      [3]                                 -          6,294
----------------------------------------------------------------------------------------------------
27.   TOTAL REORGANIZATION EXPENSES                                          269,587        148,711
----------------------------------------------------------------------------------------------------
28.   INCOME TAX                                                                   -              -
----------------------------------------------------------------------------------------------------
29.   NET PROFIT (LOSS)                                                     (859,046)      (752,380)
----------------------------------------------------------------------------------------------------


[1] Includes $9,228 and $9,188 of rent expense from facilities leased from insiders for January and and February 1998, respectively.

[2]   Income due to proceeds from business interruption insurance.

[3] Travel costs for January and February of $5,160 and General Administrative costs of $1,134.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(a)

                                                     Bank: Mellon Bank, N.A.
Case No.: 97-02593JJF                                Account No.: 2-703-791
                                                     Account Type: Cash Collateral of Mellon Bank*
---------------------------------------------------------------------------------------------------
                                                            MONTH         MONTH          MONTH
CASH RECEIPTS AND                                       -------------------------------------------
DISBURSEMENTS                                                            JAN 1998      FEB 1998
---------------------------------------------------------------------------------------------------
       1.  CASH - BEGINNING OF MONTH                                         658.17    187,558.23
---------------------------------------------------------------------------------------------------
                                           RECEIPTS
---------------------------------------------------------------------------------------------------
       2.  CASH SALES                                                          -             -
---------------------------------------------------------------------------------------------------
       3.  COLLECTION OF ACCOUNTS RECEIVABLE                           3,309,658.27  1,770,590.97
---------------------------------------------------------------------------------------------------
       4.  LOANS & ADVANCES (ATTACH LIST)                                      -             -
---------------------------------------------------------------------------------------------------
       5.  SALE OF ASSETS                                                      -             -
---------------------------------------------------------------------------------------------------
       6.  OTHER (ATTACH LIST)                                           101,414.92     89,979.65
---------------------------------------------------------------------------------------------------
       7.  TOTAL RECEIPTS                                              3,411,073.19  1,860,570.62
---------------------------------------------------------------------------------------------------
       8.  TOTAL CASH AVAILABLE                                        3,411,731.36  2,048,128.85
---------------------------------------------------------------------------------------------------


                                CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                   PAYEE                          PURPOSE             AMOUNT
---------------------------------------------------------------------------------------------------
                      Revolving Line of Credit Pay Downs                             1,971,278.27
---------------------------------------------------------------------------------------------------
            2/17/98   Credit Card Merchant Fees                                             40.05
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                     1,971,318.32
                                                                                    ---------------
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                  76,810.53
---------------------------------------------------------------------------------------------------

      Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

  * Funds in this account are to be used solely to pay down the balance owed on any outstanding indebtedness the Company may have to Mellon Bank. Funds are not available for operating purposes.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(b)

                                                     Bank: Mellon Bank, N.A.
Case No.: 97-02593JJF                                Account No.: 2-953-131
                                                     Account Type: Business Checking
---------------------------------------------------------------------------------------------------
                                                            MONTH         MONTH          MONTH
CASH RECEIPTS AND                                       -------------------------------------------
DISBURSEMENTS                                                            JAN 1998      FEB 1998
---------------------------------------------------------------------------------------------------
       1.  CASH - BEGINNING OF MONTH                                     (83,975.50)  (148,857.59)
---------------------------------------------------------------------------------------------------
                                           RECEIPTS
---------------------------------------------------------------------------------------------------
       2.  CASH SALES                                                          -             -
---------------------------------------------------------------------------------------------------
       3.  COLLECTION OF ACCOUNTS RECEIVABLE                                   -             -
---------------------------------------------------------------------------------------------------
       4.  REVOLVER ADVANCES                                           1,336,922.58  1,459,863.84
---------------------------------------------------------------------------------------------------
       5.  OTHER (ATTACH LIST)                                                 -        19,367.74
---------------------------------------------------------------------------------------------------
       6.  ADJUSTMENT TO RECONCILE                                            10.00          -
---------------------------------------------------------------------------------------------------
       7.  TOTAL RECEIPTS                                              1,336,932.58  1,479,231.58
---------------------------------------------------------------------------------------------------
       8.  TOTAL CASH AVAILABLE                                        1,252,957.08  1,330,373.99
---------------------------------------------------------------------------------------------------


                                CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                   PAYEE                          PURPOSE             AMOUNT
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                     Auburndale (See Attached List)               4(b)(2)               80,601.41
---------------------------------------------------------------------------------------------------
                     Apopka (See Attached List)                   4(b)(3)               24,663.88
---------------------------------------------------------------------------------------------------
                     California (See Attached List)               4(b)(4)                5,997.39
---------------------------------------------------------------------------------------------------
                     Acworth (See Attached List)                  4(b)(5)                1,374.09
---------------------------------------------------------------------------------------------------
                     Jacksonville (See Attached List)             4(b)(6)               91,577.37
---------------------------------------------------------------------------------------------------
                     Houston (See Attached List)                  4(b)(7)               14,787.48
---------------------------------------------------------------------------------------------------
                     Lakeland (See Attached List)                 4(b)(8)               11,015.54
---------------------------------------------------------------------------------------------------
                     Chicago (See Attached List)                  4(b)(9)                5,526.21
---------------------------------------------------------------------------------------------------
                     Corporate (See Attached List)                4(b)(10)             282,554.04
---------------------------------------------------------------------------------------------------
                     Wires & Bank Debits (See Attached List)      4(b)(11)             945,145.42
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                     1,463,242.83
                                                                                    ---------------
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                (132,868.84)
---------------------------------------------------------------------------------------------------

      Complete one form for each bank account. List disbursements made by cash on a separate form.
      Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(c)

                                                     Bank: Merrill Lynch
Case No.: 97-02593JJF                                Account No.: 64A-07644
                                                     Account Type: Cash & Money Fund
---------------------------------------------------------------------------------------------------
                                                            MONTH         MONTH          MONTH
CASH RECEIPTS AND                                       -------------------------------------------
DISBURSEMENTS                                                            JAN 1998      FEB 1998
---------------------------------------------------------------------------------------------------
       1.  CASH - BEGINNING OF MONTH                                          39.33         39.56
---------------------------------------------------------------------------------------------------
                                           RECEIPTS
---------------------------------------------------------------------------------------------------
       2.  CASH SALES                                                          -             -
---------------------------------------------------------------------------------------------------
       3.  COLLECTION OF ACCOUNTS RECEIVABLE                                   -             -
---------------------------------------------------------------------------------------------------
       4.  LOANS & ADVANCES (ATTACH LIST)                                      -             -
---------------------------------------------------------------------------------------------------
       5.  SALE OF ASSETS                                                      -             -
---------------------------------------------------------------------------------------------------
       6.  INTEREST INCOME                                                     0.23          0.23
---------------------------------------------------------------------------------------------------
       7.  TOTAL RECEIPTS                                                      0.23          0.23
---------------------------------------------------------------------------------------------------
       8.  TOTAL CASH AVAILABLE                                               39.56         39.79
---------------------------------------------------------------------------------------------------


                                CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                   PAYEE                          PURPOSE             AMOUNT
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                     N/A
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                               -
                                                                                     --------------
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                      39.79
---------------------------------------------------------------------------------------------------

           Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(d)

                                                     Bank: Great Western
Case No.: 97-02593JJF                                Account No.: 446-818297-7
                                                     Account Type: Business Checking
---------------------------------------------------------------------------------------------------
                                                            MONTH         MONTH          MONTH
CASH RECEIPTS AND                                       -------------------------------------------
DISBURSEMENTS                                                            JAN 1998      FEB 1998
---------------------------------------------------------------------------------------------------
       1.  CASH - BEGINNING OF MONTH                                          15.50        237.85
---------------------------------------------------------------------------------------------------
                                           RECEIPTS
---------------------------------------------------------------------------------------------------
       2.  CASH SALES                                                          -             -
---------------------------------------------------------------------------------------------------
       3.  DEPOSIT PETTY CASH CHECK                                          430.55          -
---------------------------------------------------------------------------------------------------
       4.  LOANS & ADVANCES (ATTACH LIST)                                      -             -
---------------------------------------------------------------------------------------------------
       5.  SALE OF ASSETS                                                      -             -
---------------------------------------------------------------------------------------------------
       6.  OTHER (ATTACH LIST)                                                 -             -
---------------------------------------------------------------------------------------------------
       7.  TOTAL RECEIPTS                                                    430.55          -
---------------------------------------------------------------------------------------------------
       8.  TOTAL CASH AVAILABLE                                              446.05        237.85
---------------------------------------------------------------------------------------------------


                                CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                   PAYEE                          PURPOSE             AMOUNT
---------------------------------------------------------------------------------------------------
    2004    2/5/98   Mellon Bank                                 Trans. A/R Dep.            81.37
---------------------------------------------------------------------------------------------------
            2/28/98  Service Charge                                                          8.20
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                            89.57
                                                                                     --------------
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                     148.28
---------------------------------------------------------------------------------------------------

      Complete one form for each bank account. List disbursements made by cash on a separate form.
      Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(e)


                                                        Bank: NationsBank, N.A.
Case No.: 97-02593JJF                                   Account No.: 010-333-0164
                                                        Account Type: Business Checking
---------------------------------------------------------------------------------------------------
                                                            MONTH         MONTH          MONTH
CASH RECEIPTS AND                                       -------------------------------------------
DISBURSEMENTS                                                            JAN 1998      FEB 1998
---------------------------------------------------------------------------------------------------
       1.  CASH - BEGINNING OF MONTH                                          43.04          1.03
---------------------------------------------------------------------------------------------------
                                           RECEIPTS
---------------------------------------------------------------------------------------------------
       2.  CASH SALES                                                          -             -
---------------------------------------------------------------------------------------------------
       3.  COLLECTION OF ACCOUNTS RECEIVABLE                                   -             -
---------------------------------------------------------------------------------------------------
       4.  LOANS & ADVANCES (ATTACH LIST)                                      -             -
---------------------------------------------------------------------------------------------------
       5.  SALE OF ASSETS                                                      -             -
---------------------------------------------------------------------------------------------------
       6.  OTHER (ATTACH LIST)                                                 -             -
---------------------------------------------------------------------------------------------------
       7.  TOTAL RECEIPTS                                                      -             -
---------------------------------------------------------------------------------------------------
       8.  TOTAL CASH AVAILABLE                                               43.04          1.03
---------------------------------------------------------------------------------------------------


                                CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                   PAYEE                          PURPOSE             AMOUNT
---------------------------------------------------------------------------------------------------
            2/27/98  Service Charge                                                         10.00
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                            10.00
                                                                                     --------------
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                      (8.97)
---------------------------------------------------------------------------------------------------

      Complete one form for each bank account. List disbursements made by cash on a separate form.
      Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(f)

                                                        Bank: Comerica Bank - Texas
Case No.: 97-02593JJF                                   Account No.: 7881022961
                                                        Account Type: Business Checking
---------------------------------------------------------------------------------------------------
                                                            MONTH         MONTH          MONTH
CASH RECEIPTS AND                                       -------------------------------------------
DISBURSEMENTS                                                            JAN 1998      FEB 1998
---------------------------------------------------------------------------------------------------
       1.  CASH - BEGINNING OF MONTH                                         678.19          -
---------------------------------------------------------------------------------------------------
                                           RECEIPTS
---------------------------------------------------------------------------------------------------
       2.  CASH SALES                                                          -             -
---------------------------------------------------------------------------------------------------
       3.  COLLECTION OF ACCOUNTS RECEIVABLE                                   -             -
---------------------------------------------------------------------------------------------------
       4.  LOANS & ADVANCES (ATTACH LIST)                                      -             -
---------------------------------------------------------------------------------------------------
       5.  SALE OF ASSETS                                                      -             -
---------------------------------------------------------------------------------------------------
       6.  OTHER (ATTACH LIST)                                                 -             -
---------------------------------------------------------------------------------------------------
       7.  TOTAL RECEIPTS                                                      -             -
---------------------------------------------------------------------------------------------------
       8.  TOTAL CASH AVAILABLE                                              678.19          -
---------------------------------------------------------------------------------------------------


                                CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                   PAYEE                          PURPOSE             AMOUNT
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                             -
                                                                                     --------------
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                       -
---------------------------------------------------------------------------------------------------

      Complete one form for each bank account. List disbursements made by cash on a separate form.
      Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(g)

                                                        Bank: Huntington Nat'l Bank
Case No.: 97-02593JJF                                   Account No.: 1603427364
                                                        Account Type: Payroll
---------------------------------------------------------------------------------------------------
                                                            MONTH         MONTH          MONTH
CASH RECEIPTS AND                                       -------------------------------------------
DISBURSEMENTS                                                            JAN 1998      FEB 1998
---------------------------------------------------------------------------------------------------
       1.  CASH - BEGINNING OF MONTH                                      22,278.09     23,330.02
---------------------------------------------------------------------------------------------------
                                           RECEIPTS
       2.  CASH SALES                                                          -             -
---------------------------------------------------------------------------------------------------
       3.  COLLECTION OF ACCOUNTS RECEIVABLE                                   -             -
---------------------------------------------------------------------------------------------------
       4.  DEPOSITS                                                      275,000.00    232,500.00
---------------------------------------------------------------------------------------------------
       5.  SALE OF ASSETS                                                      -             -
---------------------------------------------------------------------------------------------------
       6.  OTHER (ATTACH LIST)                                                 -             -
---------------------------------------------------------------------------------------------------
       7.  TOTAL RECEIPTS                                                275,000.00    232,500.00
---------------------------------------------------------------------------------------------------
       8.  TOTAL CASH AVAILABLE                                          297,278.09    255,830.02
---------------------------------------------------------------------------------------------------


                                CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                   PAYEE                          PURPOSE             AMOUNT
---------------------------------------------------------------------------------------------------
                     See Attached                                                      255,214.82
---------------------------------------------------------------------------------------------------
            2/13/98  Service Charge                                                         53.95
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                       255,268.77
                                                                                     --------------
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                     561.25
---------------------------------------------------------------------------------------------------

      Complete one form for each bank account. List disbursements made by cash on a separate form.
      Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(h)

                                                        Bank: SunTrust Bank, Cent. FL N.A.
Case No.: 97-02593JJF                                   Account No.: 0215252138566
                                                        Account Type: Payroll
---------------------------------------------------------------------------------------------------
                                                            MONTH         MONTH          MONTH
CASH RECEIPTS AND                                       -------------------------------------------
DISBURSEMENTS                                                            JAN 1998      FEB 1998
---------------------------------------------------------------------------------------------------
       1.  CASH - BEGINNING OF MONTH                                        (543.69)      (543.69)
---------------------------------------------------------------------------------------------------
                                           RECEIPTS
---------------------------------------------------------------------------------------------------
       2.  CASH SALES                                                          -             -
---------------------------------------------------------------------------------------------------
       3.  COLLECTION OF ACCOUNTS RECEIVABLE                                   -             -
---------------------------------------------------------------------------------------------------
       4.  LOANS & ADVANCES (ATTACH LIST)                                      -             -
---------------------------------------------------------------------------------------------------
       5.  SALE OF ASSETS                                                      -             -
---------------------------------------------------------------------------------------------------
       6.  OTHER (ATTACH LIST)                                                 -             -
---------------------------------------------------------------------------------------------------
       7.  TOTAL RECEIPTS                                                      -             -
---------------------------------------------------------------------------------------------------
       8.  TOTAL CASH AVAILABLE                                             (543.69)      (543.69)
---------------------------------------------------------------------------------------------------


                                CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                   PAYEE                          PURPOSE             AMOUNT
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                             -
                                                                                     --------------
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                    (543.69)
---------------------------------------------------------------------------------------------------

      Complete one form for each bank account. List disbursements made by cash on a separate form.
      Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(i)

                                                        Bank: SunTrust Bank, N. FL N.A.
Case No.: 97-02593JJF                                   Account No.: 0288008734682
                                                        Account Type: Business Checking
---------------------------------------------------------------------------------------------------
                                                            MONTH         MONTH          MONTH
CASH RECEIPTS AND                                       -------------------------------------------
DISBURSEMENTS                                                            JAN 1998      FEB 1998
---------------------------------------------------------------------------------------------------
       1.  CASH - BEGINNING OF MONTH                                         (28.73)     3,400.57
---------------------------------------------------------------------------------------------------
                                           RECEIPTS
---------------------------------------------------------------------------------------------------
       2.  CASH SALES                                                            -             -
---------------------------------------------------------------------------------------------------
       3.  COLLECTION OF ACCOUNTS RECEIVABLE                               3,444.30         92.06
---------------------------------------------------------------------------------------------------
       4.  LOANS & ADVANCES (ATTACH LIST)                                      -             -
---------------------------------------------------------------------------------------------------
       5.  SALE OF ASSETS                                                      -             -
---------------------------------------------------------------------------------------------------
       6.  OTHER (ATTACH LIST)                                                 -             -
---------------------------------------------------------------------------------------------------
       7.  TOTAL RECEIPTS                                                  3,444.30         92.06
---------------------------------------------------------------------------------------------------
       8.  TOTAL CASH AVAILABLE                                            3,415.57      3,492.63
---------------------------------------------------------------------------------------------------


                                CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                   PAYEE                          PURPOSE             AMOUNT
---------------------------------------------------------------------------------------------------
            2/24/98  Check Printing Charge                                                  41.45
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                            41.45
                                                                                     --------------
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                   3,451.18
---------------------------------------------------------------------------------------------------

      Complete one form for each bank account. List disbursements made by cash on a separate form.
      Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(j)

                                                        Bank: SunTrust Bank, Cent. FL N.A.
Case No.: 97-02593JJF                                   Account No.: 0710629932410
                                                        Account Type: Business Checking
---------------------------------------------------------------------------------------------------
                                                            MONTH         MONTH          MONTH
CASH RECEIPTS AND                                       -------------------------------------------
DISBURSEMENTS                                                            JAN 1998      FEB 1998
---------------------------------------------------------------------------------------------------
       1.  CASH - BEGINNING OF MONTH                                         426.17        917.50
---------------------------------------------------------------------------------------------------
                                           RECEIPTS
---------------------------------------------------------------------------------------------------
       2.  CASH SALES                                                          -             -
---------------------------------------------------------------------------------------------------
       3.  COLLECTION OF ACCOUNTS RECEIVABLE                                 504.28        728.49
---------------------------------------------------------------------------------------------------
       4.  LOANS & ADVANCES (ATTACH LIST)                                      -             -
---------------------------------------------------------------------------------------------------
       5.  SALE OF ASSETS                                                      -             -
---------------------------------------------------------------------------------------------------
       6.  OTHER (ATTACH LIST)                                                 -             -
---------------------------------------------------------------------------------------------------
       7.  TOTAL RECEIPTS                                                    504.28        728.49
---------------------------------------------------------------------------------------------------
       8.  TOTAL CASH AVAILABLE                                              930.45      1,645.99
---------------------------------------------------------------------------------------------------


                                CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                   PAYEE                          PURPOSE             AMOUNT
---------------------------------------------------------------------------------------------------
            2/13/98  Mellon Bank                                 Trans A/R Dep.            632.49
---------------------------------------------------------------------------------------------------
            2/17/98  Mellon Bank                                 Trans A/R Dep.             96.00
---------------------------------------------------------------------------------------------------
            2/24/98  Mellon Bank                                 Trans A/R Dep.            523.75
---------------------------------------------------------------------------------------------------
            2/27/98  Service Charge                                                         12.54
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                         1,264.78
                                                                                     --------------
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                     381.21
---------------------------------------------------------------------------------------------------

      Complete one form for each bank account. List disbursements made by cash on a separate form.
      Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(k)

                                                        Bank: SunTrust Bank, Mid-FL N.A.
Case No.: 97-02593JJF                                   Account No.: 0526001124765
                                                        Account Type: Business Checking
---------------------------------------------------------------------------------------------------
                                                            MONTH         MONTH          MONTH
CASH RECEIPTS AND                                       -------------------------------------------
DISBURSEMENTS                                                            JAN 1998      FEB 1998
---------------------------------------------------------------------------------------------------
       1.  CASH - BEGINNING OF MONTH                                          (2.55)        23.88
---------------------------------------------------------------------------------------------------
                                           RECEIPTS
---------------------------------------------------------------------------------------------------
       2.  CASH SALES                                                          -             -
---------------------------------------------------------------------------------------------------
       3.  COLLECTION OF ACCOUNTS RECEIVABLE                                  41.81          -
---------------------------------------------------------------------------------------------------
       4.  LOANS & ADVANCES (ATTACH LIST)                                      -             -
---------------------------------------------------------------------------------------------------
       5.  SALE OF ASSETS                                                      -             -
---------------------------------------------------------------------------------------------------
       6.  OTHER (ATTACH LIST)                                                 -             -
---------------------------------------------------------------------------------------------------
       7.  TOTAL RECEIPTS                                                     41.81          -
---------------------------------------------------------------------------------------------------
       8.  TOTAL CASH AVAILABLE                                               39.26         23.88
---------------------------------------------------------------------------------------------------


                                CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                   PAYEE                          PURPOSE             AMOUNT
---------------------------------------------------------------------------------------------------
            2/27/98  Service Charge                                                         13.97
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                            13.97
                                                                                     --------------
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                       9.91
---------------------------------------------------------------------------------------------------

      Complete one form for each bank account. List disbursements made by cash on a separate form.
      Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(l)

                                                        Bank: SunTrust Bank, Mid-FL N.A.
Case No.: 97-02593JJF                                   Account No.: 0031000213063
                                                        Account Type: Business Checking
---------------------------------------------------------------------------------------------------
                                                            MONTH         MONTH          MONTH
CASH RECEIPTS AND                                       -------------------------------------------
DISBURSEMENTS                                                            JAN 1998      FEB 1998
---------------------------------------------------------------------------------------------------
       1.  CASH - BEGINNING OF MONTH                                          (4.45)         -
---------------------------------------------------------------------------------------------------
                                           RECEIPTS
---------------------------------------------------------------------------------------------------
       2.  CASH SALES                                                          -             -
---------------------------------------------------------------------------------------------------
       3.  COLLECTION OF ACCOUNTS RECEIVABLE                                   -             -
---------------------------------------------------------------------------------------------------
       4.  LOANS & ADVANCES (ATTACH LIST)                                      -             -
---------------------------------------------------------------------------------------------------
       5.  SALE OF ASSETS                                                      -             -
---------------------------------------------------------------------------------------------------
       6.  REFUND OVERDRAWN SERVICE CHARGE                                     4.45          -
---------------------------------------------------------------------------------------------------
       7.  TOTAL RECEIPTS                                                      4.45          -
---------------------------------------------------------------------------------------------------
       8.  TOTAL CASH AVAILABLE                                                -             -
---------------------------------------------------------------------------------------------------


                                CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                   PAYEE                          PURPOSE             AMOUNT
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                               -
                                                                                     --------------
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                         -
---------------------------------------------------------------------------------------------------

      Complete one form for each bank account. List disbursements made by cash on a separate form.
      Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                     ACCRUAL BASIS-7

Case No.:97-02593JJF

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------
                                           INSIDERS
--------------------------------------------------------------------------------------    CUMULATIVE
                                                                TYPE OF       AMOUNT        UNPAID
                   NAME                        POSITION         PAYMENT        PAID         BALANCE
-------------------------------------------------------------------------------------------------------
1.  See Accrual Basis-7(a)
-------------------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS TO INSIDERS
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                            PROFESSIONALS
-------------------------------------------------------------------------------------------------------------
                                     TYPE            DATE OF COURT
                                      OF           ORDER AUTHORIZING    AMOUNT        AMOUNT      TOTAL PAID
           NAME                  PROFESSIONAL           PAYMENT        APPROVED        PAID         TO DATE
-------------------------------------------------------------------------------------------------------------
1.  Saul, Ewing, et. al.        debtor attorney           [1]          25,000.00     25,000.00     59,189.66
-------------------------------------------------------------------------------------------------------------
2.  BDO Seidman, LLP            debtor accountant         [1]          20,267.60     20,267.60     20,267.60
-------------------------------------------------------------------------------------------------------------
3.  Glickstein, Laval, Carris   tax consultant            [1]           1,228.80      1,228.80      1,228.80
-------------------------------------------------------------------------------------------------------------
4.  Genesis Merchant Group      investment banker         [2]          12,500.00     12,500.00     12,500.00
-------------------------------------------------------------------------------------------------------------
5.  Slusser Associates, Inc.    investment banker         [2]          12,500.00     12,500.00     12,500.00
-------------------------------------------------------------------------------------------------------------
6.  Total Payments to Professionals                                    71,496.40     71,496.40    105,686.06
-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------
                                               SCHEDULED        AMOUNTS
                                                MONTHLY          PAID                 TOTAL
                                               PAYMENTS         DURING               UNPAID
NAME OF CREDITOR                                  DUE            MONTH            POSTPETITION
------------------------------------------------------------------------------------------------
1.  N/A
------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------
6.
------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------
8.          TOTAL
------------------------------------------------------------------------------------------------

[1] Per court order dated December 16, 1997 authorizing the payment of Administrative Fees.
[2] Per court order dated February 2, 1998 authorizing the payment of Administrative Fees.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-7(a)

Case No.:97-02593JJF

----------------------------------------------------------------------------------------------------------
                                       INSIDERS
------------------------------------------------------------------------------------------    CUMULATIVE
                                                          TYPE OF              AMOUNT           UNPAID
             NAME                POSITION                 PAYMENT               PAID            BALANCE
----------------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                 CEO/Chairman              Salary             $ 21,634.62      3,605.76 [1]
----------------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                 CEO/Chairman              Life Insurance        1,887.30          -
----------------------------------------------------------------------------------------------------------
RONALD J. ADAMS                 President/Director        Salary               13,701.92      1,081.74 [2]
----------------------------------------------------------------------------------------------------------
RONALD J. ADAMS                 President/Director        Life Insurance        2,191.80          -
----------------------------------------------------------------------------------------------------------
STEPHEN M. ADAMS                V.P.-Prod.                Salary               13,750.00          -
----------------------------------------------------------------------------------------------------------
BURTON R. CHASNOV               Exec. V.P./C.F.O.         Salary               15,000.00          -
----------------------------------------------------------------------------------------------------------
BURTON R. CHASNOV               Exec. V.P./C.F.O.         Disability Insur.        62.50          -
----------------------------------------------------------------------------------------------------------
BURTON R. CHASNOV               Exec. V.P./C.F.O.         Rent                  3,676.36          -
----------------------------------------------------------------------------------------------------------
R & H PARTNERS                  N/A                       Rent                  5,512.00          -
----------------------------------------------------------------------------------------------------------
Total Payments to Insiders                                                   $ 77,416.50
----------------------------------------------------------------------------------------------------------

[1]   Represents 10% salary deferral beginning on December 15, 1997.

[2]   Represents 5% salary deferral beginning on December 15, 1997.

                            LIST OF OMITTED SCHEDULES


1. Schedule of Cash Collateral of Mellon Bank Account Other Cash Receipts for the Period February 1, 1998 to February 28, 1998 (Account Number 2-703-791) [4(a)(1)]

2. Schedule of Mellon Bank Account Other Cash Receipts for the Period February 1, 1998 to February 28, 1998 (Account Number 2-953-131) [4(b)(1)]

3. Schedules of Mellon Bank Account Cash Disbursements for the Period January 1, 1998 to January 31, 1998 (Account Number 2-953-131):

      Auburndale          - 4(b)(2)
      Apopka              - 4(b)(3)
      California          - 4(b)(4)
      Acworth             - 4(b)(5)
      Jacksonville        - 4(b)(6)
      Houston             - 4(b)(7)
      Lakeland            - 4(b)(8)
      Chicago             - 4(b)(9)
      Corporate           - 4(b)(10)
      Wires & Bank Debits - 4(b)(11)

4. Schedule of Huntington Bank Payroll Account Cash Disbursements for the Period February 1, 1998 to February 28, 1998 (Account Number 1603427364) [4(g)(1)]

5. Schedules of Accounts Receivable Aging, Post Petition Accounts Payable Aging, and Status of Post Petition Taxes as of February 28, 1998 [5]

6. Schedule of all Operating Bank Account Reconciliations and Cash on Hand as of February 28, 1998 [6(a) to 6(c)]

7. Schedule of Mellon Bank Account Last Checks Written as of February 28, 1998 (Account Number 2-953-131) [6(d)]

8. Questionnaire and Insurance Information [8]

9. Responses to Questionnaire [8(a)]

10. Personnel Headcount Activity [9]

11. Mellon Bank Statement of Account for the period January 30, 1998 to February 27, 1998 (Account Number 2-703-791)

12. Mellon Bank Statement of Account for the period January 30, 1998 to February 27, 1998 (Account Number 2-953-131)

13. Merrill Lynch Bank Statement of Account for the period January 31, 1998 to February 27, 1998 (Account Number 64A-07644)

                            LIST OF OMITTED SCHEDULES


14. Great Western Bank Statement of Account for the period February 1, 1998 to February 28, 1998 (Account Number 446-818297-7)

15. NationsBank Statement of Account for the period February 1, 1998 to February 28, 1998 (Account Number 010-333-0164)

16. Huntington National Bank Statement of Account for the period February 1, 1998 to February 28, 1998 (Account Number 1603427364)

17. SunTrust Bank Statement of Account for the period February 1, 1998 to February 28, 1998 (Account Number 0215252138566)

18. SunTrust Bank Statement of Account for the period February 1, 1998 to February 28, 1998 (Account Number 0288008734682)

19. SunTrust Bank Statement of Account for the period February 1, 1998 to February 28, 1998 (Account Number 0710629932410)

20. SunTrust Bank Statement of Account for the period February 1, 1998 to February 28, 1998 (Account Number 0526001124765)

21. Correspondence from Automatic Data Processing dated February 16, 1998 confirming electronic bank debits for payroll tax deposits


                                  Page 2 of 2